united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

Annual Report
May 31, 2017

Longboard Managed Futures Strategy Fund
Class A Shares (Symbol: WAVEX)
Class I Shares (Symbol: WAVIX)

Longboard Long/Short Fund
Class A Shares (Symbol: LONAX)
Class I Shares (Symbol: LONGX)

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period of June 1, 2016 to May 31, 2017.

Longboard strives to deliver undiluted direct access to authentic and uncorrelated trend-following strategies through our mutual funds with:

●	A transparent fee structure

●	Personalized access to our investment specialists

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Managed Futures Strategy Fund uses an unconstrained trend-following strategy to trade in over 140 global markets. Asset classes include commodities, currencies, equities and fixed income.

The fund’s primary goal is to deliver absolute returns that are uncorrelated with traditional equity and bond portfolios. We seek these returns through a disciplined process of financial analysis that is designed to identify and participate in both long and short trends. Significant trends develop for many reasons, and trends often correspond with periods of equity and/or bond market turbulence. Our ability to participate in both long and short trends, across global markets and in multiple asset classes, offers traditional portfolios the potential for valuable diversification.

Over the last 12 months, the Longboard Managed Futures Strategy Fund, Class I returned 7.16% and Class A returned 6.83% without load. By way of comparison, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the fund’s benchmark) returned 0.44% and the Société Générale (SG) Trend Index (an index of peer group trend-following hedge funds) produced a return of -5.06%.

PERFORMANCE

June 2016 - May 2017

	Longboard Managed Futures Class I: WAVIX	Longboard Managed Futures Class A: WAVEX	Morningstar Managed Futures Category	SG Trend Index	S&P 500 Total Return Index USD
16-Jun	8.66%	8.63%	3.54%	5.36%	0.26%
16-Jul	0.92%	0.83%	0.63%	1.72%	3.69%
16-Aug	-2.00%	-2.02%	-1.80%	-3.39%	0.14%
16-Sep	1.39%	1.40%	-0.75%	-1.88%	0.02%
16-Oct	-3.74%	-3.87%	-2.55%	-3.87%	-1.82%
16-Nov	-0.85%	-0.77%	-1.04%	-1.25%	3.70%
16-Dec	-1.15%	-1.26%	0.20%	0.65%	1.98%
17-Jan	1.26%	1.27%	-0.89%	-1.17%	1.90%
17-Feb	2.96%	2.90%	1.66%	2.85%	3.97%
17-Mar	0.56%	0.66%	-0.92%	-2.47%	0.12%
17-Apr	-1.02%	-1.03%	-0.44%	-1.03%	1.03%
17-May	0.47%	-0.38%	-0.11%	-0.32%	1.41%

Total Return	7.16%	6.83%	-2.60%	-5.06%	17.47%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

The past year was nothing if not unpredictable. Few foresaw the populist trends that swept the globe, from Brexit to Donald Trump, and their impact on financial markets. Even fewer predicted the global bull market that began in mid-2016, amid fears of deflation and falling market prices in the preceding months. The return to global growth and reflation inspired a record-setting bull market in equity markets, and provided a healthy tailwind for the fund’s trend-following strategy. Other asset classes were mixed, with a series of trend reversals and generally lackluster price movements in commodities, currencies and fixed income markets.

As global trends shifted from deflation to reflation in the summer of 2016, we exited exhausted deflationary downtrends in equities and commodities markets, as well as long exposure to government bonds. The evidence of a changing market regime was abundant. Cyclical stocks began to outperform defensive, high-dividend sectors. Interest rates and inflation bottomed around the globe, and yields rose alongside rising commodities prices. Global stocks moved higher. We transitioned from heavily net short equities just months earlier, to heavily net long equities as uptrends emerged across the U.S., Europe and Asia. We began taking on long exposure to industrial commodities and equities, as well as short exposure to government bonds.

Against expectations, Donald Trump’s election accelerated these reflationary trends. Interest rates and the U.S. dollar soared, and big gains were made in commodities and U.S. stocks. Some foreign equity markets initially took a hit, before quickly recovering and joining the global march higher. These powerful price movements caused the fund to increase its long exposure to global equities and commodities, which delivered positive performance in late 2016 through mid-2017.

At the halfway point of 2017, some of the pro-growth reflationary trends threaten to reverse course, spurred by fears of slowing domestic U.S. growth, plus concerns about the new administration’s slow progress on key fiscal initiatives. There’s also been evidence of a slowdown in the Chinese economy, which has fueled much of the demand for commodities in recent years. Reversals in previous uptrends across industrial commodities, interest rates and the U.S. dollar have caused the fund to give back some of the previous gains made in these markets. However, the longer-term reflationary trades remain largely intact. The powerful uptrends in equities have largely driven performance over the last 12 months.

WAVIX RETURN ATTRIBUTION

June 1, 2016 - May 31, 2017

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The returns shown are presented as the component of overall fund performance attributed to the named asset class. Holdings are subject to change at any time and should not be considered investment advice.

Commodity gains came from the persistent downtrends in grains and soft commodities, like wheat and cocoa. The fund also profited from powerful uptrends in both industrial and precious metals in late 2016 and early 2017. We made gains in a wide range of metals, including aluminum, copper, silver, zinc and palladium. Copper prices soared from $2 per pound to $2.75 in the fourth quarter, fueled largely by post-election hopes of a major infrastructure spending program and pro-growth policies from the new Trump administration. Palladium prices have nearly doubled since the start of 2016. Zinc has been another big winner. However, signs of slowing economic growth in both China and the U.S., plus the slow pace of legislative progress from the Trump administration, have driven prices lower in recent months. These shorter-term trend reversals caused the fund to give back some previous gains, but many of the long-term uptrends remain in place. The portfolio is currently net long commodities, with 12 long positions against 7 shorts. We have long exposure to industrial metals and meats, and short exposure to grains and softs.

Currency losses came from the short positions in the euro, peso, Swiss franc and Australian dollars against the U.S. dollar. These losses offset gains made from long exposure to resurgent emerging market currencies, like the Russian ruble, Brazilian real and the South African rand against the U.S. dollar. Despite the U.S. Federal Reserve’s consistent pace of rate hikes, and talks of unwinding its balance sheet, the U.S. dollar has come under pressure this year. Some point to sluggish domestic economic growth as the source of weakness in the U.S. currency, a theory supported by the flattening yield curve. Whatever the reason, history shows it’s common for the U.S. dollar to trend lower in the face of a rate hiking campaign. The upward price movements in several foreign currencies, emerging market currencies in particular, have caused us to shift the fund’s currency exposure from net long to nearly neutral with respect to the U.S. dollar so far in 2017.

Equity gains were made in each of the 25 global stock markets that we track in our managed futures program. The breadth of uptrends across global stock markets is a rare, but welcomed phenomenon for our trend-following strategy. The diversity of upward trending markets provides a fertile environment to gain significant exposure. Narrower bull markets, with less participation, implies less exposure to maintain our strict risk budget. For some, the elevated equities exposure may be unnerving given the role of managed futures as a diversifying agent within a portfolio. Indeed, if we rewind to this time last year, similar concerns were voiced at the notion of going long equities. However, removing the most uncomfortable trade in the portfolio would have taken away all of the profits over the last year—a phenomenon that is more often the rule rather than the exception. Those pointing to stretched valuations and calling for a bear market will undoubtedly be correct one day, but the correction very well could come from significantly higher levels. History shows that some of the most powerful gains in stock prices are made from “overvalued” levels, like in 1999, for example. In any event, we will continue responding to the market’s price movements and controling risk with our rules-based process.

Fixed income losses were due to short positions in U.S. government bonds. Interest rates bottomed in mid-2016 as inflation and growth prospects moved higher across the globe. These trends accelerated following Donald Trump’s electoral victory, which catalyzed new long-term downtrends in U.S. treasuries across the yield curve. However, despite the Fed’s increase on short term rates, longer term yields have reversed course so far in 2017. This caused losses for the fund’s short exposure in medium- and long-duration U.S. treasuries, but for now the downtrends remain intact. Investors appear to have transitioned from fears of overheating growth and inflation towards concerns about slower growth and falling prices. Foreign yields largely have remained subdued, due in part to the ongoing easing programs from foreign central banks. In some foreign fixed income markets, longer-term uptrends have re-emerged, causing the fund to take on long exposure to government bonds in Europe. The fund’s gross fixed income exposure is on the low side of its historical average because relatively few of the government bond markets we track contain long-term trends. Our current bond exposure is close to market neutral, with short exposure in U.S. government bonds against long exposure in European government bonds.

Conclusion

At this time last year, deflationary forces made many regular investors and seasoned professionals doubt that near-term profits would come from long exposure to global equities. Yet, the powerful uptrends in global equities over the last 12 months generated healthy returns for shareholders. We believe this highlights a core benefit of rules-based trend following: the ability to profit from unexpected, counterintuitive price trends across global markets. Furthermore, the fund’s ability to shift from delivering downside protection in early 2016, to providing exposure to the global bull market in stocks by the end of 2016, showcases versatility and diversification value of managed futures. We believe investors will continue to benefit by maintaining a long-term, strategic allocation to this asset class going forward.

Sincerely,

Eric Crittenden

Chief Investment Officer

Portfolio Manager

INDEX DEFINITIONS

Bank of America Merrill Lynch 3-month U.S. T-Bill Index: An unmanaged index that measures returns of 3-month treasury bills.

The indexes included are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indexes, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

Past performance is not necessarily indicative of future results.

Morningstar Managed Futures Category Index: These funds typically take long and short positions in futures options, swaps and foreign exchange contracts, both listed and over-the-counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities.

SG Trend Index: A leading benchmark for tracking the performance of a pool of the largest managed futures trend-following based hedge fund managers that are open to new investment. The SG Trend Index is equal-weighted and reconstituted annually.

S&P 500 Total Return Index USD: The S&P 500 is a float-weighted index of the top 500 publicly-traded U.S. companies as determined by Standard & Poor’s. The S&P 500 Total Return index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

Futures Contract: A contractual agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

3442-NLD-6/28/17

Dear Shareholders:

We are pleased to present you with the Longboard Long/ Short Fund Annual Report for the reporting period June 1, 2016 to May 31, 2017.

Longboard strives to deliver undiluted direct access to uncorrelated trend-following strategies through our mutual funds with:

●	A transparent fee structure

●	Personalized access to our investment specialists

●	Daily liquidity

●	Standard mutual fund 1099 tax (no K1’s)

The Longboard Long/Short Fund uses an unconstrained

trend-following strategy to invest in stocks within the Russell 3000 index.

The fund’s primary goal is to seek long-term capital appreciation. We seek these returns through the use of a diversified long/short equity strategy that is designed to increase exposure in low-volatility bull market conditions, and to lower exposure in high-volatility bear market conditions. Over a full market cycle, we expect the fund to generate similar long-term returns as the broader U.S. stock market.

Over the last 12 months, the Longboard Long/Short Fund Class I returned 17.82% and Class A gained 17.22% without load. By way of comparison, the S&P 500 Total Return Index returned 17.47% and the Morningstar Long/Short category returned 6.84%.

PERFORMANCE

June 2016 - May 2017

	Longboard Long/	Longboard Long/	Morningstar	S&P 500 Total
	Short Fund Class I:	Short Fund Class A:	Long/Short	Return Index
	LONGX	LONAX	Category	USD
16-Jun	8.88	8.75	-0.93	0.26
16-Jul	-0.87	-0.87	1.95	3.96
16-Aug	-4.80	-4.89	0.11	0.14
16-Sep	-2.16	-2.16	0.26	0.02
16-Oct	-2.94	-2.94	-1.31	-1.82
16-Nov	4.98	4.87	2.10	3.70
16-Dec	6.28	6.35	0.85	1.98
17-Jan	-1.45	-1.57	1.28	1.90
17-Feb	4.91	4.90	1.52	3.97
17-Mar	0.00	0.00	0.04	0.12
17-Apr	2.92	2.80	0.63	1.03
17-May	1.70	1.70	0.21	1.41

Total Return	17.82	17.22	6.84	17.47

The Longboard Long/Short Fund delivered on its performance objectives of generating equity-like returns, with a correlation of around 0.40 to the broader U.S. equity market (defined as the S&P 500).

Over the past 12 months, stock markets around the globe staged a record-setting rally, with U.S. markets often leading the way higher. This time last year, few in the investing world expected such an outcome. Financial markets were recovering from the effects of the Brexit vote, which sent stock indexes worldwide down 5-10% or more in a single trading session. Deflation fears and sluggish growth caused investors to flood into perceived safe havens, like government bonds and gold. The amount of money allocated to negative-yielding government bonds hit new record highs, surpassing $13 trillion mark. Defensive sectors outperformed cyclical stocks by double-digits through mid-year.

Against this backdrop, we positioned our portfolio defensively in line with the market’s pre-existing deflationary trends. We were heavily weighted in upward trending stocks in the consumer staples, utilities and telecom industries—all of which benefitted from investors reaching for yield and safety. The fund outperformed the broader market, as our defensive posture enabled us to sidestep the Brexit price declines.

Then everything changed. Central banks reacted with supersized liquidity injections, followed by this year’s record-setting expansion in global credit—despite tightening from the U.S. Federal Reserve (Fed). Financial markets soon stabilized and economies around the globe shifted back towards growth and inflation. Investors responded by shifting from defense to offense, as money moved from the high-dividend, defensive sectors towards high-growth and cyclical stocks. Consumer discretionary began outperforming consumer staples, while technology and financial stocks led the market higher. Many industrial commodity prices and related producers bottomed and started moving higher across the board.

During these initial periods of sector rotation and trend reversals, the fund’s performance tends to lag the broader market. This is because we designed the fund’s trend-following strategy to harvest the spread between outperforming and underperforming sectors. During a market rotation in long-term trends (when previous outperformers underperform, and vice versa), the fund often incurs losses until previous trends re-assert themselves, or new trends emerge. In the latter part of 2016, as new long-term trends towards growth and inflation emerged, the fund gradually reoriented the portfolio. We exited positions in exhausted high-dividend, defensive sectors, and began increasing exposure to financials, consumer discretionary and technology stocks. We even received buy signals for selected industrials and commodity producers that entered their first long-term uptrends in years.

When Donald Trump won the U.S. presidential election, global risk assets tanked overnight, but the panic was short-lived. By next morning’s opening trade in New York, overnight price declines were all but erased. U.S. stocks closed higher on the day and never looked back. Yields and the U.S. dollar surged along with rising commodities prices. While few predicted such an outcome, the market’s longer-term price structure telegraphed these pro-growth and inflationary trends for months before the elections. We’ll never know with certainty whether Trump’s electoral victory inspired the acceleration in pre-existing trends, or whether they would have occurred regardless of who won the election. Indeed, so far very little of the Trump campaign agenda has worked its way into tangible legislation. Whatever the reason for the market’s behavior, long-term trends provided enough of a signal for the fund to benefit from their ultimate acceleration.

In the first half of 2017, many of the immediate post-election market dynamics stalled or reversed course. Long-term U.S. interest rates and the U.S. dollar have declined substantially, despite consistent rate hikes from the Fed. U.S. economic growth remains lackluster, and Trump’s pro-growth agenda has yet to manifest itself. This has caused reversals in many economically-sensitive industrial commodities, like crude oil and copper. Conversely, European and Japanese economic growth has been strong, helped by aggressive credit expansion from their respective central banks. This overseas growth has facilitated impressive earnings growth and price momentum for many globally-diversified consumer brand and technology companies. In some case, large U.S. corporations remain immune from macro headwinds, including companies like Amazon, Tesla and various software and online service-based companies.

This dynamic of a wide spread between winners and losers is a tailwind for the fund’s performance, as we seek to harvest the spread between upward trending stocks versus the broader equity markets. Our performance has kept pace with the broader stock market throughout the year, but with a meaningfully lower correlation. A single chart of Amazon versus its brick-and-mortar competition provides evidence that the capitalism distribution is alive and well in today’s marketplace.

Going forward, we remain confident in our rules-based approach for handling whatever opportunities, or risks, the market will provide. In the same way that few could have predicted a global bull market in equities this time last year, we would not be surprised to see more perplexing behavior from financial markets in the years ahead. Next year’s surprise could come just as easily on the upside as the downside. Whatever happens, we remain confident in the fund’s ability to balance the pursuit of future upside potential, while maintaining a disciplined approach for managing downside risk.

Sincerely,

Eric Crittenden

Chief Investment Officer

Portfolio Manager

INDEX DEFINITIONS

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indexes, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.

Past performance is no guarantee of future results.

Morningstar Long/Short Category Index: Long-short portfolios hold sizable stakes in both long and short positions. Some funds that fall into this category are market neutral, dividing their exposure equally between long and short positions in an attempt to earn a modest return that is not tied to the market’s fortunes. Other portfolios that are not market neutral will shift their exposure to long and short positions depending upon their macro outlook or the opportunities they uncover through bottom-up research.

S&P 500 Total Return Index USD: The S&P 500 is a float-weighted index of the top 500 publicly-traded U.S. companies as determined by Standard & Poor’s. The S&P 500 Total Return Index tracks both the capital gains of the S&P 500 over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index. An index’s total return is a more accurate representation of the index’s realized performance for investors.

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

3441-NLD-6/28/2017

Longboard Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2017

The Fund’s performance figures* for the periods ended May 31, 2017, as compared to its benchmarks:

			Annualized	Annualized
		Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	May 31, 2017	May 31, 2017
Longboard Managed Futures Strategy Fund - Class A	6.83%	6.34%	N/A	4.04%
Longboard Managed Futures Strategy Fund - Class A with load	0.66%	4.27%	N/A	2.58%
Longboard Managed Futures Strategy Fund - Class I	7.16%	6.61%	4.32%	N/A
SG Trend Index_	(5.06)%	3.82%	1.38%	2.14%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAVs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.12% for Class A and 2.87% for Class I shares per the October 1, 2016, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

Longboard Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
May 31, 2017

The Fund’s performance figures* for the periods ended May 31, 2017, as compared to its benchmark:

		Annualized	Annualized
		Since Inception** -	Since Inception*** -
	One Year	May 31, 2017	May 31, 2017
Longboard Long/Short Fund - Class A	17.22%	N/A	6.42%
Longboard Long/Short Fund - Class A with load	10.47%	N/A	2.22%
Longboard Long/Short Fund - Class I	17.82%	5.30%	N/A
S&P 500 Index	17.47%	9.05%	14.18%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAVs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.24% for Class A and 2.99% for Class I shares per the October 1, 2016, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 20, 2015.

***	Inception date for Class A is December 9, 2015.

S&P 500 Index - The S&P 500 total return index (S&P 500) is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market. The index includes the 500 leading companies in leading industries of the U.S. economy. The index returns are unmanaged and do not reflect the deduction of any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
Other, Cash & Cash Equivalents	100.0%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Portfolio’s holdings.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
May 31, 2017

TOTAL INVESTMENTS - 0.0% (Cost $0) (a)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (b)	477,487,638
NET ASSETS - 100.0%	$477,487,638

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b)	Includes unrealized gain/loss on derivatives contracts.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2017

				Unrealized
Open Long Future			Underlying Face	Appreciation/
Contracts	Description	Expiration	Amount at Value	(Depreciation)
2,901	3 Mo Euro (Euribor)	Sep-17	$727,607,063	$(119,427)
2,875	3 MO Sterling (Short Sterling)	Sep-17	358,225,000	277,010
158	AEX Index (Amsterdam)	Jun-17	16,541,020	97,148
256	CAC 40 10 Euro Future	Jun-17	13,482,240	155,763
198	Cattle Feeder Future +	Aug-17	15,104,925	(237,575)
285	Copper Future +	Jul-17	18,382,500	81,937
460	Cotton +	Dec-17	16,741,700	(166,670)
1,021	Crude Palm Oil Future +	Aug-17	63,786,975	(629,652)
42	Dax Index	Jun-17	13,269,900	698,026
234	DJIA Index Future Mini	Jun-17	24,572,340	343,560
553	Euro STOXX 50	Jun-17	19,648,090	1,357,877
904	Euro BOBL Future	Jun-17	119,499,760	266,293
595	Euro Bund Future	Jun-17	96,580,400	(625,423)
2,800	Euro Schatz	Jun-17	314,356,000	(42,332)
291	FTSE 100 Index	Jun-17	21,848,280	824,961
2,792	FTSE China A50	Jun-17	30,802,740	975,115
123	FTSE/MIB Index Future	Jun-17	12,766,170	225,390
337	H-Shares Index Futures	Jun-17	176,251,000	621,840
169	Hang Seng Index Future	Jun-17	215,314,450	211,460
87	IBEX-35 Index	Jun-17	9,445,155	275,017
281	Live Cattle Future +	Aug-17	13,679,080	207,490
161	LME Lead Future +	Sep-17	8,541,050	76,475
367	LME Pri Aluminum Future +	Sep-17	17,721,513	77,988
45	LME Tin Future +	Sep-17	4,572,000	24,750
101	LME Zinc Future +	Sep-17	6,574,469	20,831
265	MSCI EAFE Index Mini	Jun-17	24,988,175	1,824,825
537	MSCI Emerging Markets Index Mini	Jun-17	26,952,030	1,687,105
664	MSCI Sinapore IX ETF Index	Jun-17	23,641,720	(237,542)
659	MSCI Taiwan Index	Jun-17	24,567,520	(119,400)
211	Nasdaq 100 E-Mini	Jun-17	24,447,515	1,719,263
998	Nikkei 225 Mini	Jun-17	1,962,068,000	464,611
1,010	OMXS30 Index	Jun-17	165,438,000	(63,373)
114	Palladium Future +	Sep-17	9,301,830	613,295
431	Rapeseed Euro +	Nov-17	7,671,800	(245,616)
199	Russell 2000 Mini Future	Jun-17	13,622,545	26,865
304	S&P 500 E-Mini Future	Jun-17	36,648,720	745,670
162	S&P Midcap 400 Emini	Jun-17	27,864,000	226,865
245	S&P/TSX 60 IX Future	Jun-17	44,349,900	(358,785)
1,621	SGX Nifty 50 Index	Jun-17	31,243,154	707,788
352	SPI 200	Jun-17	50,512,000	96,720
114	TOCOM Rubber Future +	Oct-17	116,736,000	(80,633)
121	TOPIX Index Future	Jun-17	1,899,700,000	136,694
Net Unrealized Appreciation from Open Long Futures Contracts				$12,142,204

+	All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2017

				Unrealized
Open Short Future			Underlying Face Amount	Appreciation/
Contracts	Description	Expiration	at Value	(Depreciation)
(2,866)	90Day Euro$ Future	Dec-17	$(706,504,825)	$(1,481,437)
(132)	CBOE VIX Future +	Jun-17	(1,560,900)	131,260
(388)	Cocoa Future - ICE +	Jul-17	(6,142,040)	40,722
(347)	Cocoa Future +	Jul-17	(7,106,560)	187,280
(397)	Coffee Future +	Jul-17	(19,256,981)	152,850
(732)	Corn Future +	Jul-17	(13,615,200)	91,450
(830)	Euro CHF 3MO - ICE	Sep-17	(209,056,250)	(21,276)
(692)	KC HRW Wheat Future +	Jul-17	(14,938,550)	141,800
(1,583)	Mill Wheat Euro +	Dec-17	(13,554,438)	(100,521)
(525)	US 10 Year Future	Sep-17	(66,305,859)	(140,148)
(987)	US 5YR NOTE (CBT)	Sep-17	(116,774,438)	(146,649)
(172)	US Ultra Bond	Sep-17	(28,401,500)	(237,609)
(939)	Wheat Future (CBT) +	Jul-17	(20,153,288)	707,062
Net Unrealized Depreciation from Open Short Futures Contracts				$(675,216)

Net Unrealized Appreciation from Open Futures Contracts				$11,466,988

+ All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
May 31, 2017

							Unrealized
	Currency Units to						Appreciation/
Settlement Date	Receive/Deliver		In Exchange For		U.S. $ Value	Counterparty	(Depreciation)
To Buy:
6/21/2017	69,000,000	AUD	70,159,890	CAD	$51,965,038	Jefferies Financial Services, Inc.	$236,888
6/21/2017	84,000,000	AUD	63,026,040	USD	62,512,427	Jefferies Financial Services, Inc.	(513,613)
6/21/2017	24,263,920	AUD	14,900,000	GBP	19,248,700	Jefferies Financial Services, Inc.	(1,088,788)
6/21/2017	39,000,000	AUD	3,358,914,000	JPY	30,404,006	Jefferies Financial Services, Inc.	(1,055,194)
6/21/2017	79,700,000	BRL	24,576,010	USD	24,461,856	Jefferies Financial Services, Inc.	(114,154)
6/21/2017	72,214,752	CZK	3,000,000	USD	3,085,763	Jefferies Financial Services, Inc.	85,763
6/21/2017	1,376,844,630	CZK	57,900,000	USD	58,833,080	Jefferies Financial Services, Inc.	933,080
6/21/2017	25,600,000	EUR	22,335,360	GBP	28,854,138	Jefferies Financial Services, Inc.	(1,629,528)
6/21/2017	56,100,000	EUR	63,240,408	USD	63,158,522	Jefferies Financial Services, Inc.	(81,886)
6/21/2017	21,387,520	GBP	25,600,000	EUR	28,821,001	Jefferies Financial Services, Inc.	(1,378,338)
6/21/2017	16,900,000	GBP	2,417,147,850	JPY	21,879,387	Jefferies Financial Services, Inc.	(120,401)
6/21/2017	14,900,000	GBP	26,071,647	AUD	19,402,404	Jefferies Financial Services, Inc.	(131,537)
6/21/2017	1,243,727,296	JPY	8,900,000	GBP	11,497,546	Jefferies Financial Services, Inc.	(615,248)
6/21/2017	1,103,480,000	JPY	8,000,000	GBP	10,334,873	Jefferies Financial Services, Inc.	(381,210)
6/21/2017	555,100,000	MXN	28,897,612	USD	29,577,249	Jefferies Financial Services, Inc.	679,637
6/21/2017	152,800,000	PLN	38,699,710	USD	41,052,431	Jefferies Financial Services, Inc.	2,352,721
6/21/2017	176,000,000	PLN	46,701,817	USD	47,285,523	Jefferies Financial Services, Inc.	583,706
6/21/2017	1,592,000,000	RUB	26,211,845	USD	27,909,280	Jefferies Financial Services, Inc.	1,697,435
6/21/2017	100,000,000	RUB	1,758,981	USD	1,753,096	Jefferies Financial Services, Inc.	(5,885)
6/21/2017	44,003,250	SEK	5,000,000	USD	5,078,877	Jefferies Financial Services, Inc.	78,877
6/21/2017	62,908,683	USD	63,400,000	CHF	65,622,529	Jefferies Financial Services, Inc.	(2,713,846)
6/21/2017	59,482,549	USD	56,100,000	EUR	63,158,522	Jefferies Financial Services, Inc.	(3,675,973)
6/21/2017	20,624,422	USD	16,900,000	GBP	21,832,418	Jefferies Financial Services, Inc.	(1,207,996)
6/21/2017	37,294,672	USD	152,800,000	PLN	41,052,431	Jefferies Financial Services, Inc.	(3,757,759)
6/21/2017	60,900,000	USD	1,547,621,250	CZK	66,130,429	Jefferies Financial Services, Inc.	(5,230,429)
6/21/2017	35,700,000	USD	320,849,395	SEK	37,032,596	Jefferies Financial Services, Inc.	(1,332,596)
6/21/2017	27,677,525	USD	555,100,000	MXN	29,577,249	Jefferies Financial Services, Inc.	(1,899,724)
6/21/2017	12,706,803	USD	40,000,000	BRL	12,276,966	Jefferies Financial Services, Inc.	429,837
6/21/2017	15,804,296	USD	900,000,000	RUB	15,777,859	Jefferies Financial Services, Inc.	26,437
6/21/2017	63,547,680	USD	84,000,000	AUD	62,512,427	Jefferies Financial Services, Inc.	1,035,253
6/21/2017	311,688,300	ZAR	23,100,000	USD	23,544,911	Jefferies Financial Services, Inc.	444,911

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
FOREIGN EXCHANGE CONTRACTS
May 31, 2017

							Unrealized
	Currency Units to						Appreciation/
Settlement Date	Receive/Deliver		In Exchange For		U.S. $ Value	Counterparty	(Depreciation)
To Sell:
6/21/2017	70,159,890	CAD	69,000,000	AUD	$51,349,493	Jefferies Financial Services, Inc.	$(852,433)
6/21/2017	14,900,000	GBP	24,263,920	AUD	18,057,101	Jefferies Financial Services, Inc.	(102,811)
6/21/2017	3,358,914,000	JPY	39,000,000	AUD	29,023,627	Jefferies Financial Services, Inc.	(325,186)
6/21/2017	22,335,360	GBP	25,600,000	EUR	28,821,001	Jefferies Financial Services, Inc.	1,596,392
6/21/2017	25,600,000	EUR	21,387,520	GBP	27,629,662	Jefferies Financial Services, Inc.	186,999
6/21/2017	2,417,147,850	JPY	16,900,000	GBP	21,832,418	Jefferies Financial Services, Inc.	73,433
6/21/2017	26,071,647	AUD	14,900,000	GBP	19,248,700	Jefferies Financial Services, Inc.	(22,167)
6/21/2017	8,900,000	GBP	1,243,727,296	JPY	11,257,892	Jefferies Financial Services, Inc.	375,594
6/21/2017	8,000,000	GBP	1,103,480,000	JPY	9,988,411	Jefferies Financial Services, Inc.	34,748
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(17,384,991)

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
PORTFOLIO OF INVESTMENTS
May 31, 2017

TOTAL INVESTMENT - 0.0% (Cost $0) (a)	$—
OTHER ASSETS LESS LIABILITIES - 100.0% (b)	12,749,773
NET ASSETS - 100.0%	$12,749,773

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is the same and does not differ from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$—

(b)	Includes unrealized appreciation on swap contract.

Unrealized Gain / (Loss)
SWAP CONTRACTS
The Scotiabank total return swap provides exposure to the daily total returns of a basket of equity securities. This basket is managed on a daily basis, by the advisor, according to the investment rules corresponding to the Longboard long/short program. According to the terms of the swap, Longboard can modify, at a daily frequency (T+1 basis), the notional value, as well purchase or liquidate the constituent individual securities and futures contracts. The swap pays a finanancing fee of 1 Month LIBOR plus 40bps. The swap became effective on March 20, 2015 and is reset on a monthly basis. (Notional Value $44,023,118)

Total Net Unrealized Depreciation on Swap Contract:	$(34,085)

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
FUTURES CONTRACTS
May 31, 2017

				Unrealized
Open Short			Underlying Face Amount	Appreciation/
Future Contracts	Description	Expiration	at Value	(Depreciation) +
(34)	S&P 500 E-mini Future	Jun-17	$(4,098,870)	$(80,878)
(24)	S&P MID 400 E-mini	Jun-17	(4,128,000)	(29,540)
(243)	Russell 2000 Mini	Jun-17	(33,269,130)	9,430
Net Unrealized Depreciation from Open Short Futures Contracts				$(100,988)

+	The amount represents fair value derivative instruments subject to index risk exposure as of May 31, 2017.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2017

	Longboard Managed
	Futures Strategy	Longboard
	Fund *	Long/Short Fund
ASSETS
Cash	$367,815,093	$3,028,466
Cash Deposits with Broker	116,881,564	9,893,430
Unrealized appreciation from open futures contracts	16,521,056	9,430
Unrealized appreciation on forward currency exchange contracts	10,851,711	—
Receivable for Fund shares sold	441,631	—
Prepaid expenses & other assets	484	744
TOTAL ASSETS	512,511,539	12,932,070

LIABILITIES

Unrealized depreciation on open futures contracts	5,054,068	110,418
Unrealized depreciation on forward currency exchange contracts	28,236,702	—
Unrealized depreciation on swap contracts	—	34,085
Investment advisory fees payable	1,167,357	30,765
Payable for Fund shares redeemed	550,160	6,904
Distribution (12b-1) fees payable	15,614	125
	35,023,901	182,297
NET ASSETS	$477,487,638	$12,749,773

Net Assets Consist Of:
Paid in capital	521,164,998	14,168,279
Accumulated net investment income (loss)	(3,944,825)	5,764,363
Accumulated net realized loss from security transactions, futures contracts, foreign currency exchange contracts and swap contracts	(34,999,089)	(7,047,796)
Net unrealized depreciation of investments, futures contracts, and foreign currency exchange contracts and swap contracts	(4,733,446)	(135,073)
NET ASSETS	$477,487,638	$12,749,773

Net Asset Value Per Share:
Class A Shares:
Net Assets	$72,657,434	$601,679
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,829,447	67,119
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.64	$8.96
Maximum offering price per share (maximum sales charge of 5.75%)	$11.29	$9.51

Class I Shares:
Net Assets	$404,830,204	$12,148,094
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	37,596,326	1,357,515
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.77	$8.95

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2017

	Longboard Managed Futures Strategy Fund *	Longboard Long/Short Fund
INVESTMENT INCOME
Interest	$—	$—
TOTAL INVESTMENT INCOME	—	—

EXPENSES
Investment advisory fees	14,819,856	401,617
Distribution (12b-1) fees: Class A	200,846	1,561
Tax expense	—	44,820
TOTAL EXPENSES	15,020,702	447,998

NET INVESTMENT LOSS	(15,020,702)	(447,998)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Future contracts	34,938,343	(7,210,014)
Foreign currency exchange contracts	10,822,996	—
Swap Contracts	—	8,456,493
	45,761,339	1,246,479
Net change in unrealized appreciation (depreciation) on:
Future contracts	10,455,728	2,213,869
Foreign currency exchange contracts	(5,624,109)	—
Translation of foreign currencies	86,183	—
Swap Contracts	—	(556,724)
	4,917,802	1,657,145
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	50,679,141	2,903,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,658,439	$2,455,626

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
FROM OPERATIONS
Net investment loss	$(15,020,702)	$(13,626,025)
Net realized gain (loss) from investments, futures contracts, and foreign currency exchange contracts	45,761,339	(61,914,679)
Net change in unrealized appreciation (depreciation) of investments, futures contracts, foreign currency exchange contracts and translation of assets and liabilities in foreign currencies	4,917,802	(13,550,620)
Net increase (decrease) in net assets resulting from operations	35,658,439	(89,091,324)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(3,673,345)
Class I	—	(21,368,237)
From net realized gains:
Class A	—	(2,945,127)
Class I	—	(16,982,986)
Net decrease in net assets from distributions to shareholders	—	(44,969,695)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	26,430,795	90,002,399
Class I	157,797,991	559,928,444
Net asset value of shares issued in reinvestment of distributions
Class A	—	6,033,632
Class I	—	32,417,146
Redemption fee proceeds
Class A	—	1,492
Class I	—	10,008
Payments for shares redeemed
Class A	(42,353,679)	(18,975,014)
Class I	(243,876,188)	(267,548,272)
Net increase (decrease) in net assets from shares of beneficial interest	(102,001,081)	401,869,835

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,342,642)	267,808,816

NET ASSETS
Beginning of Year	543,830,280	276,021,464
End of Year *	$477,487,638	$543,830,280

* Includes accumulated net investment loss:	$(3,944,825)	$(13,233,424)

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
SHARE ACTIVITY
CLASS A:
Shares Sold	2,523,997	7,614,392
Shares Reinvested	—	542,106
Shares Redeemed	(4,042,563)	(1,707,758)
Net increase (decrease) in shares of beneficial interest outstanding	(1,518,566)	6,448,740

SHARE ACTIVITY
CLASS I:
Shares Sold	14,714,536	47,448,581
Shares Reinvested	—	2,889,228
Shares Redeemed	(22,989,215)	(23,837,475)
Net increase (decrease) in shares of beneficial interest outstanding	(8,274,679)	26,500,334

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
FROM OPERATIONS
Net investment loss	$(447,998)	$(462,343)
Net realized gain from swap contracts and future contracts	1,246,479	1,424,151
Net change in unrealized appreciation (depreciation) of swap and futures contracts	1,657,145	(1,895,762)
Net increase (decrease) in net assets resulting from operations	2,455,626	(933,954)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(130,680)	—
Class I	(2,346,995)	(99,870)
Net decrease in net assets from distributions to shareholders	(2,477,675)	(99,870)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	96,618	643,604
Class I	3,479,808	12,523,655
Net asset value of shares issued in reinvestment of distributions
Class A	130,680	—
Class I	1,944,538	87,800
Redemption fee proceeds:
Class I	—	387
Payments for shares redeemed:
Class A	(214,863)	(500)
Class I	(10,077,520)	(5,296,803)

Net increase (decrease) in net assets from shares of beneficial interest	(4,640,739)	7,958,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,662,788)	6,924,319

NET ASSETS
Beginning of Year	17,412,561	10,488,242
End of Year *	$12,749,773	$17,412,561

* Includes accumulated net investment income:	$5,764,363	$188,724

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	May 31, 2017	May 31, 2016
SHARE ACTIVITY
CLASS A:
Shares sold	10,891	65,250
Shares reinvested	16,584	—
Shares redeemed	(25,553)	(53)
Net increase in shares of beneficial interest outstanding	1,922	65,197

SHARE ACTIVITY - CLASS I
CLASS I:
Shares sold	396,074	1,236,809
Shares reinvested	247,712	8,499
Shares redeemed	(1,070,838)	(545,274)
Net increase (decrease) in shares of beneficial interest outstanding	(427,052)	700,034

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class A	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013 (1)
Net asset value, beginning of period	$9.95	$12.90	$10.07	$10.00	$10.31
Activity from investment operations:
Net investment loss (2)	(0.33)	(0.36)	(0.36)	(0.31)	(0.06)
Net realized and unrealized gain (loss) on investments	1.02	(1.24)	3.35	0.43	(0.25)
Total from investment operations	0.69	(1.60)	2.99	0.12	(0.31)
Less distributions from:
Net investment income	—	(0.75)	—	—	—
Net realized gains	—	(0.60)	(0.16)	(0.05)	—
Total distributions	—	(1.35)	(0.16)	(0.05)	—
Paid in capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$10.64	$9.95	$12.90	$10.07	$10.00
Total return (4)	6.93%	(13.40)%	29.97%	1.24%	(3.01	)% (6)
Net assets, at end of period (000s)	$72,657	$83,067	$24,497	$11,500	$75
Ratio of total expenses to average net assets	3.12%	3.12%	3.24%	3.24%	3.24	% (5)
Ratio of net investment loss to average net assets	(3.12)%	(3.12)%	(3.15)%	(3.14)%	(3.06	)% (5)
Portfolio turnover rate (7)	0%	0%	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class A shares commenced operations March 22, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class I	May 31, 2017	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013 (1)
Net asset value, beginning of period	$10.04	$12.98	$10.11	$10.01	$10.00
Activity from investment operations:
Net investment loss (2)	(0.31)	(0.33)	(0.34)	(0.28)	(0.26)
Net realized and unrealized gain (loss) on investments	1.04	(1.25)	3.37	0.43	0.27
Total from investment operations	0.73	(1.58)	3.03	0.15	0.01
Less distributions from:
Net investment income	—	(0.76)	—	—	—
Net realized gains	—	(0.60)	(0.16)	(0.05)	—
Total distributions	—	(1.36)	(0.16)	(0.05)	—
Paid in capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period	$10.77	$10.04	$12.98	$10.11	$10.01
Total return (4)	7.27%	(13.18)%	30.25%	1.54%	0.10	% (6)
Net assets, at end of period (000s)	$404,830	$460,764	$251,524	$79,750	$35,998
Ratio of total expenses to average net assets	2.87%	2.87%	2.99%	2.99%	2.99	% (5)
Ratio of net investment loss to average net assets	(2.87)%	(2.87)%	(2.90)%	(2.84)%	(2.82	)% (5)
Portfolio turnover rate (7)	0%	0%	0%	0%	0	% (6)

(1)	The Longboard Managed Futures Strategy Fund’s Class I shares commenced operations June 27, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amounts represents less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Not annualized.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the
	Year Ended	Period Ended
Class A	May 31, 2017	May 31, 2016 (1)
Net asset value, beginning of period	$9.44	$10.15
Activity from investment operations:
Net investment loss (2)	(0.33)	(0.15)
Net realized and unrealized gain (loss) on investments	1.75	(0.56)
Total from investment operations	1.42	(0.71)
Less distributions from:
Net investment income	(1.90)	—
Total distributions	(1.90)	—
Net asset value, end of period	$8.96	$9.44
Total return (3)	17.22%	(7.00	)% (5)
Net assets, at end of period (000s)	$602	$615
Ratio of total expenses to average net assets	3.58%	3.24	% (4)
Ratio of net investment loss to average net assets	(3.58)%	(3.24	)% (4)
Portfolio turnover rate	0%	0	% (5)

(1)	The Longboard Long/Short Fund Class A shares commenced operations December 9, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

See accompanying notes to consolidated financial statements.

Longboard Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
Class I	May 31, 2017	May 31, 2016	May 31, 2015 (1)
Net asset value, beginning of period	$9.41	$9.67	$10.00
Activity from investment operations:
Net investment loss (2)	(0.30)	(0.29)	(0.06)
Net realized and unrealized gain (loss) on investments	1.77	0.08	(0.27)
Total from investment operations	1.47	(0.21)	(0.33)
Less distributions from:
Net investment income	(1.93)	(0.05)	—
Total distributions	(1.93)	(0.05)	—
Paid in capital from redemption fees	—	0.00 (7)	0.00	(7)
Net asset value, end of period	$8.95	$9.41	$9.67	(6)
Total return (3)	17.82%	(1.66)%	(3.30	)% (5)
Net assets, at end of period (000s)	$12,148	$16,797	$10,488
Ratio of total expenses to average net assets	3.33%	2.99%	2.99	% (4)
Ratio of net investment loss to average net assets	(3.33)%	(2.99)%	(2.97	)% (4)
Portfolio turnover rate	0%	0%	0	% (5)

(1)	The Longboard Long/Short Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement

(7)	Amounts represents less than $0.005 per share.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2017

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Long/Short Fund (“LLSF”) (each a “Fund” and collectively “the Funds”) are a diversified and a non-diversified series, respectively, of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LLSF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LLSF commenced operations on March 20, 2015.

The Funds currently offer Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. LLSF launched Class A shares on December 9, 2015. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Consolidated Statements of Operations.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2017 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Swap Agreements – The Funds that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The Funds utilizes various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2017 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
Open Future Contracts	$11,466,988	$—	$—	$11,466,988
Total	$11,466,988	$—	$—	$11,466,988

Liabilities *	Level 1	Level 2	Level 3	Total
Forward Currency Contracts	$—	$17,384,991	$—	$17,384,991
Total	$—	$17,384,991	$—	$17,384,991

Longboard Long/Short Fund

Liabilities *	Level 1	Level 2	Level 3	Total
Open Future Contracts	$100,988	$—	$—	$100,988
Swap Contracts	—	34,085	—	34,085
Total	$100,988	$34,085	$—	$135,073

There were no transfers into or out of Level 1, Level 2 and Level 3 during the current period presented. It is the Funds’ policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Offsetting of Financial Assets and Derivative Assets

The following tables present LMFSF and LLSF derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2017.

LMFSF

Gross Amounts Not Offset in the Consolidated Statements of Assets
Assets:				& Liabilities
		Gross Amounts	Net Amounts of
	Gross	Offset in the	Assets Presented in
	Amounts of	Consolidated	the Consolidated
	Recognized	Statements of Assets	Statements of Assets	Financial	Cash Collateral		Net
	Assets	& Liabilities	& Liabilities	Instruments	Received		Amount
Future Contracts	$16,521,056	$—	$16,521,056	$5,054,068	$11,466,988	(1)	$—
Total	$16,521,056	$—	$16,521,056	$5,054,068	$11,466,988		$—

Gross Amounts Not Offset in the
Consolidated Statements of Assets
Liabilities:				& Liabilities
		Gross Amounts	Net Amounts of
	Gross	Offset in the	Liabilities Presented
	Amounts of	Consolidated	in the Consolidated
	Recognized	Statements of Assets	Statements of Assets	Financial	Cash Collateral		Net
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged		Amount
Forward Foreign Currency Contracts	$28,236,702	$—	$28,236,702	$10,851,711	$17,384,991	(1)	$—
Total	$28,236,702	$—	28,236,702	$10,851,711	17,384,991		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statements of Assets and Liabilities as Cash Deposits with Broker.

LLSF

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Assets Presented in
	Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral		Net
	Assets	& Liabilities	Assets & Liabilities	Instruments	Received		Amount
Future Contracts	$9,430	$—	$9,430	$—	$9,430	(1)	$—
Total	$9,430	$—	$9,430	$—	$9,430		$—

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
	Gross	Gross Amounts	Net Amounts of
	Amounts of	Offset in the	Liabilities Presented
	Recognized	Statements of Assets	in the Statements of	Financial	Cash Collateral		Net
Description	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged		Amount
Swaps Contracts	$34,085	$—	$34,085	$—	$34,085		$—
Future Contracts	$110,418	$—	$110,418	$—	$110,418	(1)	$—
Total	$144,503	$—	$144,503	$—	$144,503		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash Deposits with Broker.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date of	LFL Net Assets at	% Of Net Assets at
	LFL	May 31, 2017	May 31, 2017
LFL	8/15/2012	$68,708,313	14.39%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Impact of Derivatives on the Consolidated Statements of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s and LLSF’s Consolidated Statements of Assets and Liabilities as of May 31, 2017:

LMFSF

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Consolidated Statements of Assets and Liabilities Location	Fair Value	Consolidated Statements of Assets and Liabilities Location	Fair Value

Equity Contracts:	Net Unrealized Appreciation on open futures contracts	$13,553,823	Net Unrealized Appreciation on open futures contracts	$(779,100)

Commodity contracts:	Net Unrealized Appreciation on open future contracts	2,423,930	Net Unrealized Appreciation on open futures contracts	(1,460,667)

Interest rate contracts:	Net Unrealized Depreciation from open future contracts	543,303	Net Unrealized Depreciation from open futures contracts	(2,814,301)

Foreign exchange contracts:	Net Unrealized Depreciation on forward foreign currency exchange contracts	10,851,711	Net Unrealized Depreciation on forward foreign currency exchange contracts	(28,236,702)

		$27,372,767		$(33,290,770)

LLSF

	Asset Derivatives		Liability Derivatives

Contract Type/	Statements of Assets and		Statements of Assets and
Primary Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Equity Contracts:	Unrealized Appreciation on open futures contracts	$9,430	Unrealized Depreciation from open futures contracts	$(110,418)
			Unrealized Depreciation on swap contracts	(34,085)
		$9,430		$(144,503)

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Impact of Derivatives on the Consolidated Statements of Operations:

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statements of Operations for the year ended May 31, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from foreign exchange currency transactions
Net realized gain (loss) from futures contracts
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from foreign exchange currency transactions
Net change in unrealized appreciation/depreciation from swap contracts

The following is a summary of each Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for each Fund for the year ended May 31, 2017:

LMFSF

Realized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2017
Futures Contracts	$4,020,793	$—	$38,493,667	$(7,576,117)	$34,938,343
Foreign Currency Exchange Contracts	—	10,822,996	—	—	10,822,996
Total	$4,020,793	$10,822,996	$38,493,667	$(7,576,117)	$45,761,339

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2017
Futures Contracts	$(1,202,360)	$—	$16,720,391	$(5,062,303)	$10,455,728
Foreign Currency Transactions	—	(5,537,926)	—	—	(5,537,926)
Total	$(1,202,360)	$(5,537,926)	$16,720,391	$(5,062,303)	$4,917,802

LLSF

Realized gain/(loss) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2017
Futures Contracts	$—	$—	$(7,210,014)	$—	$(7,210,014)
Swap Contracts	—	—	8,456,493	—	8,456,493
Total	$—	$—	$1,246,479	$—	$1,246,479

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2017
Futures Contracts	$—	$—	$2,213,869	$—	$2,213,869
Swap Contracts	—	—	(556,724)	—	(556,724)
Total	$—	$—	$1,657,145	$—	$1,657,145

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2015 for the Longboard Managed Futures Strategy Fund, open tax year 2016 for both Funds or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities, foreign currencies, and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, for both LMFSF and LLSF. All investments held by the Fund throughout the year had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Longboard Asset Management, LP (formerly LLC) (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to the Advisory Agreement, the Funds pay the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Funds’ average daily net assets up to $250 million and 2.75% on assets greater than $250 million. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2017, LMFSF incurred $14,819,856 in advisory fees and LLSF incurred $401,617 in advisory fees.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended May 31, 2017, LMFSF paid $200,846 in 12b-1 fees and LLSF paid $1,561 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2017, the Distributor received $39,843 in underwriting commissions, of which $5,995 was retained by the principal underwriter or other affiliated broker-dealers. On the sales of LLSF Class A shares, for the year ended May 31, 2017, the Distributor received $1,578 in underwriting commissions, of which $181 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

The Adviser has employed Gemini Hedge Fund Services, LLC (“GHFS”), an affiliate of GFS and the Distributor, to provide administration services. Pursuant to a separate servicing agreement with the GHFS and the Adviser, GHFS receives customary fees from the Advisor.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of May 31, 2017, Charles Schwab & Co. held 53.34% of the voting securities of LMFSF Class A. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the periods ended May 31, 2017 and May 31, 2016 was as follows:

For the period ended May 31, 2017:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$—	$—	$—	$—
Longboard Long/Short Fund	2,477,675	—	—	2,477,675

	For the period ended May 31, 2016:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$38,689,661	$6,280,034	$—	$44,969,695
Longboard Long/Short Fund	99,870	—	—	99,870

As of May 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$—	$—	$—	$(33,245,607)	$(12,201,786)	$1,770,033	$(43,677,360)
Longboard Long/Short Fund	5,730,278	—	(3,363,796)	(3,784,988)	—	—	(1,418,506)

The difference between book basis and tax basis accumulated net investment loss, unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to mark-to-market on open 1256 futures contracts, swap contracts and foreign currency contracts, and tax adjustments for a wholly owned subsidiary. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $1,184,557 for the Longboard Managed Futures Strategy Fund.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2017

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$—
Longboard Long/Short Fund	3,363,796

At May 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Longboard Managed Futures Strategy Fund	$19,818,866	$13,426,741	$33,245,607
Longboard Long/Short Fund	1,513,995	2,270,993	3,784,988

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and tax adjustments for realized gains from foreign currency transactions, net operating losses and swap contacts, resulted in reclassification for the tax year ended May 31, 2017 for the Funds as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Longboard Managed Futures Strategy Fund	$(6,659,297)	$24,309,301	$(17,650,004)
Longboard Long/Short Fund	(44,819)	8,501,312	(8,456,493)

7.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has concluded that there have been no subsequent events or transactions requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Longboard Long/Short Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Longboard Long/Short Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Long/Short Fund as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
July 31, 2017

 Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II
and the Shareholders of Longboard Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of Longboard Managed Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longboard Managed Futures Strategy Fund as of May 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from June 27, 2012 (commencement of operations) through May 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
July 31, 2017

The Longboard Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2017

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 through May 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period *	During Period **
Actual	12/1/16	5/31/17	12/1/16-5/31/17	12/1/16-5/31/17
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,029.00	$15.78	3.12%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,030.60	14.53	2.87%
Longboard Long/Short Fund - Class A	1,000.00	1,148.10	19.17	3.58%
Longboard Long/Short Fund - Class I	1,000.00	1,150.20	17.85	3.33%
Hypothetical (5% return before Expenses)
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,009.37	$15.63	3.12%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,010.62	14.39	2.87%
Longboard Long/Short Fund - Class A	1,000.00	1,007.08	17.91	3.58%
Longboard Long/Short Fund - Class I	1,000.00	1,008.33	16.67	3.33%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 24-25, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”), the Longboard Long/Short Fund (“Longboard Long/Short”, together with Longboard Managed Futures, the “Longboard Funds”) and Longboard Asset Management, LP (“Longboard”), (the “Longboard Advisory Agreement”).

Based on their evaluation of the information provided by Longboard, in conjunction with the Longboard Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Longboard Advisory Agreement with respect to the Longboard Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the Longboard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Longboard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Longboard Advisory Agreement and comparative information relating to the advisory fee and other expenses of each Longboard Fund. The materials also included due diligence materials relating to Longboard (including due diligence questionnaires completed by Longboard, select financial information of Longboard, bibliographic information regarding Longboard’s key management and investment advisory personnel, and comparative fee information relating to each Longboard Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Longboard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement. In considering the renewal of the Longboard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Longboard related to the proposed renewal of the Longboard Advisory Agreement, including its ADV, a description of the

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2017

manner in which investment decisions are made and executed and a review of the professional personnel performing services for Longboard, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Longboard with respect to a series of important questions, including: whether Longboard was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Longboard Managed Futures and Longboard Long/Short; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each Longboard Fund’s investment limitations, noting that the chief compliance officer of Longboard would periodically review the portfolio managers’ performance of their duties to ensure compliance under Longboard’s compliance program. The Board noted Longboard’s commitment to invest in resources to support Longboard and the Funds such as the hiring of Jerry Pence to assist with the operational aspects of Longboard. The Board further noted that Longboard had devoted a lot of time and energy to educate their client base on the strategy of each Longboard Fund and fund expenses. The Board then reviewed the capitalization of Longboard based on financial information provided by and representations made by representatives of Longboard and concluded that Longboard was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to each Longboard Fund. The Board concluded that Longboard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Longboard Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Longboard to Longboard Managed Futures and Longboard Long/Short were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of each Longboard Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended December 31, 2016. With respect to Longboard Managed Futures, the Board noted the Fund underperformed its peer group, benchmark and Morningstar category for the one year period, and outperformed the peer group, benchmark and Morningstar category for the three year and since inception periods. The Board noted that the underperformance for the one year period was due to changing trends during the year and agreed that it was not unusual for a Fund with this strategy to underperform in this type of market environment. The Board further noted that Longboard does not intend to make adjustments to the strategy or investment process and that Longboard will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, Longboard Managed Futures’ past performance was satisfactory and in-line with its investment objective.

The Board discussed the reports prepared by Morningstar and reviewed the performance of Longboard Long/Short as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended December 31, 2016, noting the Fund underperformed its benchmark and peer group but outperformed its Morningstar category for the one year and since inception periods. The Board recapped earlier discussions with Longboard noting underperformance was due to trends in the utilities, REIT and staples sectors. The Board noted the

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2017

Fund is taking on more risk than the Fund’s peers in exchange for a greater return. The Board further noted that Longboard does not intend to make adjustments to the strategy or investment process and that Longboard will continue to adhere to its trend following model. After further discussion, the Board concluded that overall, Longboard Long/Short’s past performance was satisfactory and in-line with its investment objective.

Fees and Expenses. As to the costs of the services to be provided by Longboard, the Board discussed the comparison of advisory fees and total operating expense data and reviewed each Longboard Fund’s unitary fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for each Longboard Fund, noting that the Longboard Advisory Agreement has a unitary fee out of which Longboard pays substantially all expenses of each Longboard Fund, including transfer agency, custody, fund administration, legal, audit and other services, but not interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Longboard Fund’s business. The Board also noted that the Longboard Advisory Agreement provides for breakpoints for the unitary fee so that the fee would decrease on asset levels above $250 million and the Board noted that Longboard Managed Futures had reached the breakpoint. Because of the unitary fee structure, the Board noted the difficulty when looking for comparable funds. In addition to the Board’s evaluation of the advisory fee, the Board also looked at the all in cost of managing the investment strategy of each Longboard Fund and found that the all in cost of managing each Fund was capped at 2.99% as compared to many of its peers which carried a higher all in cost. The Board concluded that based on Longboard’s experience and expertise as well as the services provided to each of the Longboard Funds, the unitary management fee charged by Longboard was not unreasonable.

Profitability. The Board also considered the level of profit that could be expected to accrue to Longboard with respect to Longboard Managed Futures and Longboard Long/Short based on profitability reports and analyses reviewed by the Board and the selected financial information of Longboard provided by Longboard. After review and discussion, the Board concluded that based on the services provided or paid for by Longboard, the current assets of each Longboard Fund and the built in breakpoints, profits from Longboard’s relationship with the each Longboard Fund were not excessive.

Economies of Scale. As to the extent to which each Longboard Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Longboard Managed Futures and noted that they had already approved a breakpoint reduction in fees for assets above $250 Million and Longboard Managed Futures shareholders were already getting the benefit of that break point. The Board discussed continuing to monitor the asset levels of Longboard Managed Futures and would consider adding additional breakpoints in the future, should assets increase significantly. The Board discussed the current size of Longboard Long/Short, Longboard’s expectations for growth of each Longboard Fund, and concluded that any material economies of scale would not be achieved in the near term.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2017

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Longboard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Longboard as the Trustees believed to be reasonably necessary to evaluate the terms of the Longboard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Longboard Advisory Agreement, (a) the terms of the Longboard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Longboard Advisory Agreement is in the best interests of each Longboard Fund and its shareholders. In considering the renewal of the Longboard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the renewal of the Longboard Advisory Agreement was in the best interest of each Longboard Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Longboard Advisory Agreement.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2017

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

			Number of
			Portfolios in
			Fund
			Complex***	Other Directorships held by
Name and	Position/Term	Principal Occupation	Overseen by	Trustee During the Past Five
Year of Birth	of Office*	During the Past Five Years	Trustee	Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	2	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA since 2007 (executive consulting firm).	2	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	2	Board Member, Orizon Investment Counsel (financial services company)

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2017

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex***	Other Directorships held by
Name and Year	Position/Term of	Principal Occupation	Overseen by	Trustee During the Past
of Birth	Office*	During the Past Five Years	Trustee	Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	2	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003- 2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of May 31, 2017 the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR
Longboard Asset Management, LP
2355 E Camelback Road, Suite 750
Phoenix, Arizona 85016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 39,500

2016 - $ 38,500

(b)	Audit-Related Fees

2017 - None

2016 - None

(c)	Tax Fees

2017 – $ 7,500

2016 – $ 7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 7,500

2016 - $ 7,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/09/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/09/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/09/17